MERCURY FUNDS II
MERRILL LYNCH INTERNATIONAL VALUE FUND

Supplement dated May 31, 2005 to the
Prospectus dated October 27, 2004

        Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch International Value Fund (the “Fund”).

        The section captioned “About the Portfolio Manager” appearing on page 9 of the Fund’s Prospectus is amended as follows:

        The description of the Fund’s portfolio managers is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals that includes James Macmillan and Rob Weatherston, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. James A. Macmillan is the Fund’s senior portfolio manager and has been a portfolio manager of the Fund since 2001. He has been a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 2000 and was a Director from 1993 to 2000. Mr. Weatherston has been a portfolio manager of the Fund since 2001. Mr. Weatherston has been a Director of MLIM since 2005 and was a Vice President thereof from 1999 to 2005.

Code #1030-1004SUP